NUMBER

CN

SHARES

CHINA NETWORKS INTERNATIONAL HOLDINGS LTD.

REGISTERED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

ORDINARY SHARE

CUSIP

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF ORDINARY SHARE OF $.0001 PAR VALUE EACH OF

CHINA NETWORKS INTERNATIONAL HOLDINGS LTD.

transferable on the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the British Virgin Islands, and to the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association of the Company, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

CHINA NETWORKS INTERNATIONAL HOLDINGS LTD. CORPORATE SEAL 2008 BRITISH VIRGIN ISLANDS

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
JERSEY CITY, NJ
TRANSFER AGENT

BY:

AUTHORIZED OFFICER

Signature Required
SECRETARY

Signature Required
PRESIDENT

CHINA NETWORKS INTERNATIONAL HOLDINGS LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	*UNIF GIFT MIN ACT - .... Custodian ....*
TEN ENT - as tenants by the entireties	*(Cust) (Minor)*
JT TEN - as joint tenants with right of survivorship and not as tenants in common	*under Uniform Gifts to Minors*
	Act............
	(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____ *Shares*

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM

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